UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 2, 2026

Bowhead Specialty Holdings Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-42111	87-1433334
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
452 Fifth Avenue New York, New York 10018
(Address of principal executive offices)
(212) 970-0269
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	BOW	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 under the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01     Entry into a Material Definitive Agreement.

On August 2, 2026, Bowhead Specialty Holdings Inc. (the “Company”), a Delaware corporation, American Family Mutual Insurance Company, S.I., a Wisconsin insurance company (“Parent”), and Trident Superior Inc., a Delaware corporation and a wholly-owned direct subsidiary of Parent (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which, at the closing of the transactions contemplated by the Merger Agreement (the “Closing”), Merger Sub will merge with and into the Company, with the Company surviving as a direct wholly-owned subsidiary of Parent (the “Merger”).

Pursuant to the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of common stock of the Company, par value $0.01 per share (the “Common Stock”), issued and outstanding immediately prior to the Effective Time will be converted into the right to receive $34.00 per share in cash, without interest and less any amounts that are required to be deducted or withheld under applicable law (the “Merger Consideration”). Shares of Common Stock owned by the Company, Parent, Merger Sub or any other subsidiary of Parent will not be converted into the Merger Consideration, nor will shares of Common Stock held by stockholders who have properly demanded and not withdrawn their appraisal rights under Delaware law.

At the Effective Time, each restricted stock unit award (“Company RSU”) that is outstanding and vested as of immediately prior to the Effective Time, will, as of immediately prior to the Effective Time, automatically be converted into the right to receive, as promptly as practicable following the Effective Time, an amount in cash, without interest and subject to applicable withholding taxes, equal to the product of (a) the Merger Consideration and (b) the total number of shares of Common Stock subject to such Company RSU as of immediately prior to the Effective Time.

At the Effective Time, each Company RSU (other than the Company RSUs granted to the Company’s Chief Executive Officer, Stephen Sills (the “CEO”)) that is outstanding and unvested as of immediately prior to the Effective Time will, as of immediately prior to the Effective Time, be automatically assumed by Parent and converted into a beneficial interest security in a special escrow subaccount funded by Parent with an amount in cash equal to the product of (a) the Merger Consideration and (b) the total number of shares of Common Stock subject to such Company RSU as of immediately prior to the Effective Time (the “RSU Consideration”), which will be subject to the same vesting and forfeiture conditions as the underlying Company RSUs and will entitle the holder thereof to receive an amount in cash, subject to applicable withholding taxes, within fifteen (15) business days of each applicable vesting date, equal to the applicable portion of the RSU Consideration that has vested, plus accrued interest thereon from the Effective Time through each applicable settlement date.

At the Effective Time, each Company RSU and each performance stock unit award (“Company PSU”) granted to the CEO that is outstanding and unvested as of immediately prior to the Effective Time will, as of immediately prior to the Effective Time, be automatically assumed by Parent and converted into a beneficial interest security in a special escrow subaccount funded by Parent with an amount in cash equal to any amounts that otherwise would be payable with respect to such Company RSUs and Company PSUs at the Effective Time (the “CEO Award Amount”), which will vest subject to the CEO’s continued employment through the first anniversary of the Effective Time. On the first anniversary of the Effective Time, the CEO will be entitled to receive an amount in cash, subject to applicable withholding taxes, equal to the CEO Award Amount plus accrued interest thereon from the Effective Time through the applicable settlement date, provided that if the CEO’s employment is terminated by Parent, the Company or any of their respective subsidiaries or affiliates without Cause, by the CEO for Good Reason or due to the CEO’s death or Disability (as each such capitalized term is defined in the CEO’s employment agreement with the Company, dated as of May 22, 2024 (incorporated by reference to Exhibit 10.9 to the Company’s Quarterly Report on Form 10-Q filed with the SEC on August 8, 2024)), the CEO Award Amount plus accrued interest thereon will become fully vested and payable, subject to applicable withholding taxes, within five (5) business days following such termination.

Immediately prior to the Effective Time, the Common Stock Purchase Warrant, dated May 23, 2024, issued by the Company to Parent (the “Company Warrant”), will automatically terminate and be of no further force or effect, with no payment or other consideration payable in respect thereof.

The Company’s Board of Directors (the “Board”) adopted resolutions (a) determining that the Merger Agreement, the Merger and the other transactions contemplated thereby are fair, advisable and in the best interests of the Company and its stockholders (the “Company Stockholders”), (b) approving the Merger Agreement, the Merger and the other transactions contemplated thereby, and (c) declaring its advisability and recommending the adoption by the Company Stockholders of the Merger Agreement, the Merger and the other transactions contemplated thereby (the “Company Recommendation”).

The consummation of the Merger is subject to the satisfaction or waiver of customary closing conditions, including, among others, (a) the adoption of the Merger Agreement, the Merger, and the other transactions contemplated thereby by the affirmative vote of (i) the holders of a majority of the issued and outstanding shares of Common Stock entitled to vote thereon and (ii) the holders of a majority of the issued and outstanding shares of Common Stock entitled to vote thereon held by stockholders other than Parent and its subsidiaries and the Recused Directors (as defined in the Merger Agreement), in each case at a special meeting of the Company’s stockholders (collectively, the “Company Required Vote”), (b) the absence of any law or governmental order (whether temporary, preliminary or permanent) that is in effect and prevents or prohibits consummation of the Merger, (c) the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), and the receipt of required regulatory approvals from insurance regulators in Wisconsin and Texas, (d) the performance in all material respects by each party of its obligations, covenants and agreements under the Merger Agreement and (e) the accuracy of the representations and warranties of each party (subject to certain materiality qualifiers). Parent’s and Merger Sub’s obligations are also conditioned upon the absence of a Company Material Adverse Effect (as defined in the Merger Agreement) and the absence of a Burdensome

Condition (as defined in the Merger Agreement). The receipt of financing by Parent is not a condition precedent to the completion of the Merger.

The Merger Agreement also contains customary representations, warranties and covenants by each of Parent, Merger Sub and the Company, including, among others, covenants by the Company to conduct its business in the ordinary course consistent with past practice in all material respects and to refrain from taking certain actions prior to the Effective Time, in each case except with Parent’s prior written consent (not to be unreasonably withheld, delayed or conditioned) or as set forth as exceptions to the interim operating covenants in the disclosure schedules to the Merger Agreement.

The Company has agreed not to solicit any Takeover Proposal (as defined in the Merger Agreement) from third parties or to engage in discussions with any third party regarding any Takeover Proposal. Prior to the receipt of the Company Required Vote, the Board may change its recommendation that Company Stockholders vote to approve the Merger Agreement (an “Adverse Recommendation Change”) following certain changes in circumstance or receipt of a Superior Proposal (as defined in the Merger Agreement), or terminate the Merger Agreement in order to enter into an agreement providing for a Superior Proposal, subject to the Company paying the Company Termination Fee (as defined below), if, after consulting with its financial advisor and outside counsel, the Board determines that failure to take such action would be inconsistent with the Board’s fiduciary duties under applicable law.

If the Merger has not closed by April 2, 2027 (as may be extended as described below, the “Outside Termination Date”), the Company or Parent may terminate the Merger Agreement; however, if the Closing has not occurred solely because (i) the applicable waiting period under the HSR Act relating to the Merger has not expired or been terminated or the required regulatory approvals from insurance regulators in Wisconsin and Texas have not been obtained and (ii) all other conditions to Closing have been satisfied (other than those conditions that by their nature are to be satisfied at the Closing, each of which is capable of being satisfied at the Closing) or waived, then either the Company or Parent may unilaterally extend the Outside Termination Date to June 2, 2027.

The Merger Agreement contains certain additional termination rights for Parent and the Company and further provides that, upon termination of the Merger Agreement under specified circumstances, including, termination by Parent in the event of an Adverse Recommendation Change or termination by the Company in order to enter into an agreement providing for a Superior Proposal, Parent will have the right to receive a termination fee of $35 million (the “Company Termination Fee”).

The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete, and is subject to, and qualified in its entirety by reference to, the full text of the Merger Agreement, which is attached as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference. The Merger Agreement and the foregoing description have been included to provide investors and stockholders with information regarding its terms. It is not intended to provide any other factual information about Parent, Merger Sub or the Company. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of the Merger Agreement as of the dates specified therein, were solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors and stockholders are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of Parent, Merger Sub or the Company. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the parties’ public disclosures.

Item 2.02     Results of Operations and Financial Condition.

On August 3, 2026, the Company issued a press release announcing its financial results for the three months ended June 30, 2026. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

In light of the announced Merger, on August 3, 2026, the Company announced that it will not be hosting its earnings conference call to discuss its financial results for the three months ended June 30, 2026, which was previously scheduled for 8:30 a.m. Eastern Time on August 4, 2026.

The information furnished pursuant to this Item 2.02 and Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.

Item 8.01     Other Events.
On August 3, 2026, the Company issued a press release announcing its entry into the Merger Agreement. A copy of the Company’s press release is filed herewith as Exhibit 99.2 and is incorporated herein by reference.

Forward-Looking Statements
Statements in this Current Report on Form 8-K, and any related oral statements, contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Some of the forward-looking statements can be identified by the use of terms such as “believes,” “expects,” “may,” “will,” “should,” “could,” “seeks,” “intends,” “plans,” “estimates,” “anticipates” or other comparable terms or the converse of such terms. However, not all forward-looking statements contain these identifying words. These forward-looking statements include all matters that are not related to present facts or current conditions or that are not historical facts. They appear in a number of places throughout this Current Report on Form 8-K and include statements regarding intentions, beliefs or current expectations concerning, among other things, the transaction, regulatory approvals, and the timing of the transaction, the industries in which the Company operates, and other statements relating to the Company’s future performance.
The transaction is subject to risks and uncertainties, including: that the Company and American Family may be unable to complete the transaction because, among other reasons, conditions to the closing of the transaction may not be satisfied or waived; uncertainty as to the timing of completion of the transaction; the inability to complete the transaction due to the failure to obtain the Company stockholder approvals for the transaction or the failure to satisfy other conditions to completion of the transaction, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction; interloper risk; the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; risks related to disruption of management’s attention from the Company’s ongoing business operations due to the transaction; the effect of the announcement of the transaction on the Company’s relationships with its insureds, operating results and business generally; and the outcome of any legal proceedings to the extent initiated against the Company, American Family or others following the announcement of the transaction, as well as the Company’s and American Family management’s response to any of the aforementioned factors.
A more fulsome discussion of the risks related to the transaction will be included in the Company’s proxy statement for the transaction. For a discussion of factors that could cause actual results to differ materially from those contemplated by forward-looking statements, see the section captioned “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, subsequent Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission (“SEC”). Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. While the list of factors presented here is, and the list of factors presented in the proxy statement will be, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements.
Forward-looking statements speak only as of the date on which they are made. Except as expressly required under federal securities laws or the rules and regulations of the SEC, the Company does not assume any obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. You should not place undue reliance on forward-looking statements. All forward-looking statements attributable to the Company are expressly qualified by these cautionary statements.
The information contained on or connected to any websites referenced in this Form 8-K is not incorporated by reference into this Form 8-K.
Additional Information and Where to Find It
In connection with the transaction, the Company will file with the SEC a proxy statement on Schedule 14A, the definitive version of which will be sent or provided to the Company’s stockholders. The Company and affiliates of the Company intend to jointly file a transaction statement on Schedule 13E-3 (the “Schedule 13E-3”). The Company may also file or furnish other documents with the SEC regarding the transaction. This material is not a substitute for the proxy statement, the Schedule 13E-3 or any other document that the Company may file with, or furnish to, the SEC. INVESTORS IN AND STOCKHOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT, THE SCHEDULE 13E-3 AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR FURNISHED OR WILL BE FILED WITH OR WILL BE FURNISHED TO THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY (IF AND WHEN THEY BECOME AVAILABLE) BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION AND RELATED MATTERS. Investors and stockholders may obtain a copy of these documents (when they are filed and become available) free of charge at the SEC’s website at www.sec.gov. The Company will also provide a copy of these materials without charge on its website at https://ir.bowheadspecialty.com/.
Participants in the Solicitation
The Company, its executive officers and certain members of its Board may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the transaction. Information regarding the Company’s directors and executive officers, including a description of their direct interests, by security holdings or otherwise, is contained in the Company’s annual proxy statement filed with the SEC on March 16, 2026. A more complete description will be available in the proxy statement on Schedule 14A to be filed regarding the transaction. You may obtain copies of these documents as described in the preceding paragraph filed with, or furnished to, the SEC free of charge. All such documents, when filed or furnished, are available free of charge at the SEC’s website (www.sec.gov) or by directing a request to the investor relations department of the Company.

Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
2.1*^	Agreement and Plan of Merger, dated as of August 2, 2026, by and among Bowhead Specialty Holdings Inc., American Family Mutual Insurance Company, S.I. and Trident Superior Inc.
99.1**	Press release of Bowhead Specialty Holdings Inc., dated August 3, 2026
99.2**	Press release of Bowhead Specialty Holdings Inc., dated August 3, 2026
104*	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

*Filed herewith.

^Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule to the SEC upon request; provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act for any schedules or exhibits so furnished.
**Furnished herewith.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: August 3, 2026

By:	/s/ H. Matthew Crusey
Name:	H. Matthew Crusey
Title:	General Counsel and Secretary